December 31, 1998

ANNUAL
REPORT

CALVERT FIRST
GOVERNMENT MONEY
MARKET FUND

CONTENTS
President's Letter                         1
Portfolio Manager Remarks                  2
Report of Independent Accountants          4
Statement of Net Assets                    5
Statements of Operations                   7
Statements of Changes in Net Assets        8
Notes to Financial Statements             10
Financial Highlights                      13
Year 2000 Update                          15

[picture of Barbara Krumsiek, no caption]

Dear Shareholders:

Investors' risk tolerance was tested in 1998. Global financial turmoil contributed to a high level of market volatility. By the end of the third quarter, most equity investors were looking at negative results for the year-to-date. The fourth quarter brought fast relief, however, with stock market indices bouncing back to provide investors with a fourth consecutive year of double digit gains. Price appreciation was an integral component of bond returns, as yields generally declined throughout the year.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term U.S. Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the year ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

January 19, 1999

[picture of Beth Bunnell Hunter. Caption: Beth Bunnell Hunter is a member of the CAMCO portfolio management team.]

[sidebar] Calvert First Government Money Market Fund seeks to earn the highest possible yield consistent with safety, liquidity and preservation of capital.

[sidebar] Fund Information
asset allocation
taxable
money market

NASDAQ symbol
FVRXX

CUSIP number
131577-10-8

Calvert First Government Money Market Fund

How did the Fund perform relative to its peer group?

For the period ending December 31, 1998, the fund returned 4.93% versus 4.89% for the average money market fund tracked by Lipper. The Fund also outperformed the IBC U.S. Government Money Market Fund average by several basis points.

How would you characterize the investment climate over the period covered by this report?

During most of the year, the Federal Reserve remained on hold, leaving the federal funds rate unchanged while they monitored the effect of the Asian financial crisis on the domestic economy. As the financial crisis spread, the negative effects on our own markets became more apparent. Buyers became increasingly credit conscious, and liquidity in the bond markets began drying up. At times, there were few buyers for anything other than U.S. government guaranteed issues. Pressure on the Federal Reserve to step in and provide liquidity to the markets increased, and, in September, the Fed made the first of three 25 basis point rate cuts.

The rapid change in the federal funds rate from 5.50% to 4.75% affected the Fund in ways that were both positive and negative. As the market began to anticipate Fed easing, we extended our average days to maturity in order to lock in the better rates. However, we also maintained sizable positions in issues whose rates are reset regularly at a spread relative to Treasury bills. Unfortunately, these rates were reset just after the Fed easing. This meant that the Fund realized an immediate yield reduction. By year-end the effect of the timing of the resets was negligible. Our peers also began seeing some of the securities purchased before the Fed easing mature. They were forced to reinvest at lower yields, which leveled the playing field once again.

What was your strategy?

As I mentioned, we began extending our weighted average maturity in late summer and early fall. At mid-year, the Fund's weighted average maturity was 35 days. By early December, we had moved to almost 60 days. This helped us keep most of the Fund assets invested at higher rates and, given the quick succession of rate cuts, proved to be a very good move.

What is your outlook?

The outlook for the next six months is once again a difficult call. The U.S. unemployment rate is extremely low by recent historical standards, and consumers continue to spend at a robust pace. However, several of our primary international trading partners (Canada, Mexico and Brazil, in particular) are facing economic challenges. We believe this will continue to impact domestic manufacturers and eventually consumers. The consumer has shown remarkable resilience this past year, but should the stock market falter, this could come to an end. In addition, the possibility of another international crisis spooking the markets cannot be discounted. We believe the Fed will continue to monitor events closely and, in general, we find it more likely that interest rates will remain stable or trend down over the coming months.

January 19, 1999


Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

[sidebar] Portfolio Statistics
weighted average maturity
12.31.98 46 days
12.31.97 52 days

credit quality distribution
as of 12.31.98

The Fund invests solely in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, assignments of interest in such obligations and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S.
Government-backed obligations subject to repurchase agreements with the recognized securities dealers and banks.

COMPARATIVE MONTH-END YIELDS

12.31.98              4.33%                     4.28%
11.30.98              4.48%                     4.35%
10.31.98              4.58%                     4.48%
9.30.98               4.83%                     4.80%
8.31.98               4.88%                     4.84%
7.31.98               4.93%                     4.83%
6.30.98               4.92%                     4.84%

Class O average annual total return
as of 12.31.98

1 year                4.93%
5 year                4.72%
10 year               5.14%
inception             7.43%
(12.07.76)

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B, C or I shares would be different. Past performance is no guarantee of future results. Source: IBC's Money Fund Report, IBC Financial Data Inc. and Lipper Analytical Services, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund (hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 1999

STATEMENT OF NET ASSETS
December 31, 1998

U.S. Government                                  Principal
Agency Obligations - 70.5%                          Amount            Value
Federal Home Loan Bank, 4.91%, 10/27/99         $5,000,000       $4,998,713
Federal Home Loan Mortgage Corporation, Discount Notes
     5.01%, 1/13/99                             15,000,000       14,974,950
     5.10%, 1/26/99                             10,000,000        9,964,583
     4.907%, 1/29/99                            20,000,000       19,923,669
     5.00%, 2/3/99                               5,000,000        4,977,083
     5.03%, 2/12/99                             10,000,000        9,941,317
     5.19%, 2/19/99                             10,000,000        9,929,358
     5.17%, 2/22/99                              5,569,000        5,527,412
     5.03%, 2/26/99                             10,000,000        9,921,756
     4.92, 2/26/99                               5,000,000        4,961,733
     4.72%, 3/2/99                              10,000,000        9,921,333
     4.98%, 3/5/99                              10,466,000       10,374,789
     5.075%, 3/19/99                             7,750,000        7,665,875
     4.91%, 3/25/99                              9,500,000        9,392,457
Federal National Mortgage Association,
     5.53%, 3/11/99                              5,000,000        4,999,705
Federal National Mortgage Association, Discount Notes:
     5.30%, 1/19/99                              5,000,000        4,986,750
     4.83%, 2/2/99                               2,000,000        1,991,413
     4.96%, 3/1/99                               7,000,000        6,943,098
     5.00%, 3/3/99                               7,000,000        6,940,694
     4.95%, 3/10/99                             12,000,000       11,887,800
     4.90%, 4/5/99                               6,000,000        5,923,234
     4.85%, 5/6/99                               4,000,000        3,932,639
Student Loan Marketing Association,
     5.088%, 2/18/99                             8,000,000        8,000,000

         Total U.S. Government Agency Obligations
         (Cost $188,080,361)                                    188,080,361


Depository Receipts for U.S. Government
Guaranteed Loans - 6.0% +
Colson Services Corporation Loan Sets: *
     8.25%, 8/1/00                                  21,778           22,243
     7.375%, 2/25/02-9/09/06                       190,106          192,177
     7.09375%, 3/18/08-4/26/09                     643,475          644,771
     8.59375%, 1/17/10                              82,372           86,320
     7.34375%, 5/1/00-7/23/10                      401,392          401,891
     7.25%, 8/1/10-1/22/11                         780,703          780,987
     7.50%, 6/5/09-3/23/12                         958,127          967,681
     7.375%, 3/12/05-5/8/12                      1,731,050        1,733,369
     7.25%, 3/19/11-8/10/12                      7,508,664        7,522,917
     7.25%, 4/7/12-8/24/12                       3,548,542        3,554,591

         Total Depository Receipts for U.S. Government
         Guaranteed Loans (Cost $15,906,947)                     15,906,947

Variable rate Loans Guaranteed by                Principal
Agencies of the U.S. Government - 21.0% +           Amount            Value
Audley Investments Opic COPs Variable Rate Notes,
     5.10%, 11/29/04                           $12,000,000      $12,000,000
Loan pools:
     8.59375%, 3/30/99                              33,902           33,902
     6.25%, 3/1/07                                 902,945          890,676
     7.00%, 8/15/12                              1,552,055        1,537,575
Sakhalin Energy Co. Opic COPs,
     4.95%, 4/2/07                              20,500,000       20,500,000
Rural Electric Coop Grantor Trust
     Certificates VRDN, 5.12%, 12/25/17         20,990,000       20,990,000

         Total Variable Rate Loans Guaranteed by Agencies
         of the U.S. Government (Cost $55,952,153)               55,952,153

Repurchase Agreements, for Delivery at Cost,
Collateralized by Securities Issued or
Guaranteed by the U.S. Government - 1.7%
Donaldson, Lufkin & Jenrette Securities, Inc.: 5.00%, dated 12/31/98, due 1/4/99 ($4,693,875 REFCO
   Stripped Principal, 10/15/19)                 4,600,000        4,600,000

     Total Repurchase Agreements (Cost $4,600,000)                4,600,000

         TOTAL INVESTMENTS
              (Cost $264,539,461) - 99.2%                       264,539,461
         Other assets in excess of liabilities, net - 0.8%        2,020,396
         Net Assets - 100.0%                                   $266,559,857

Net Assets Consist of:
Paid-in capital applicable the following shares of beneficial interest, unlimited number of no par shares authorized
   Class O: 246,534,740 shares outstanding                     $246,289,468
   Class B: 74,227 shares outstanding                                74,227
   Class C: 339,355 shares outstanding                              339,355
   Institutional Class: 20,128,026 shares outstanding            20,128,026
Undistributed net investment income (loss)                           12,974
Accumulated net realized gain (loss) on investments               (284,193)

     Net Assets                                                $266,559,857

Net Asset Value Per Share
Class O (based on net assets of $246,018,576)                         $1.00
Class B (based on net assets of $74,210)                              $1.00
Class C (based on net assets of $339,292)                             $1.00
Institutional Class (based on net assets of $20,127,779)              $1.00

Abbreviations:
COPs: Certificates of Participation
VRDN: Variable Rate Demand Notes
+ Represents rates in effect at December 31, 1998, after regularly scheduled adjustments on such date. Interest rates adjust monthly and quarterly, generally at the beginning of the month or calendar quarter, or semiannually based on prime plus contracted adjustments. As of December 31, 1998, the prime interest rate was 7.75%.
* Colson Services Corporation is the collection and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                            $14,140,409

Expenses
     Investment advisory fee                                      1,037,947
     Transfer agency fees and expenses                              503,037
     Distribution plan expenses:
         Class B                                                        273
         Class C                                                      1,150
     Trustees' fees and expenses                                     30,434
     Administrative Fees:
         Class O                                                    204,370
         Class B                                                         54
         Class C                                                        229
         Institutional Class                                          3,943
     Custodian fees                                                  41,028
     Registration fees                                               67,324
     Reports to shareholders                                         92,425
     Professional fees                                               28,830
     Miscellaneous15,961
         Total expenses                                           2,027,005
         Reimbursement from Advisor:
              Class B                                               (9,526)
              Class C                                               (7,401)
              Institutional Class                                  ( 7,448)
         Fees paid indirectly                                      (44,174)
                  Net expenses                                    1,958,456

                  Net Investment Income                          12,181,953

Realized Gain (Loss) on Investments
Net realized gain (loss)                                           (24,011)

              Increase (Decrease) in Net Assets
              Resulting from Operations                         $12,157,942

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                     $12,181,953      $11,781,093
     Net realized gain (loss)                     (24,011)           11,055

         Increase (Decrease) in Net Assets
         Resulting from Operations              12,157,942       11,792,148

Distributions to shareholders from
     Net investment income:
         Class O shares                       (11,791,212)     (11,790,757)
         Class B shares                              (912)               --
         Class C shares                            (3,911)               --
         Institutional Class shares              (390,877)               --
     Total distributions                      (12,186,912)     (11,790,757)
Capital share transactions
     Shares sold:
         Class O shares                        400,225,222      390,048,098
         Class B shares                            170,699               --
         Class C shares                            657,732               --
         Institutional Class shares             52,364,180               --
     Reinvestment of distributions:
         Class O shares                         11,511,736       11,513,525
         Class B shares                                869               --
         Class C shares                              3,395               --
         Institutional Class shares                375,403               --
     Shares redeemed:
         Class O shares                      (397,714,517)    (408,957,845)
         Class B shares                           (97,341)               --
         Class C shares                          (321,772)               --
         Institutional Class shares           (32,611,557)               --
     Total capital share transactions           34,564,049      (7,396,222)

Total Increase (Decrease) in Net Assets         34,535,079      (7,394,831)

Net Assets
Beginning of year                              232,024,778      239,419,609
End of year (including undistributed net investment income
     of $12,974 and $17,933, respectively)    $266,559,857     $232,024,778

Capital Share Activity
Shares sold:
     Class O shares                            400,225,222      390,048,098
     Class B shares                                170,699               --
     Class C shares                                657,732               --
     Institutional Class shares                 52,364,180               --
Reinvestment of distributions:
     Class O shares                             11,511,736       11,513,525
     Class B shares                                    869               --
     Class C shares                                  3,395               --
     Institutional Class shares                    375,403               --
Shares redeemed:
     Class O shares                          (397,714,517)    (408,957,845)
     Class B shares                               (97,341)               --
     Class C shares                              (321,772)               --
     Institutional Class shares               (32,611,557)               --
   Total capital share activity                 34,564,049      (7,396,222)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Effective April 1, 1998 the Fund began to offer Class B shares. Class B shares may be purchased only by exchange from Class B shares of another Calvert Group Fund. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption. Effective June 1, 1998 the Fund began to offer Class C shares. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan. Effective September 16, 1998 the Fund began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. They have no front-end or deferred sales charge. Class I Shares are not subject to a Distribution Plan.

Security Valuation: Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets:

                      First      Next       Next       Next       Over
                      $500 M     $400 M     $400 M     $700 M     $2 B
1/1/98 - 9/15/98      .50%       .45%       .40%       .35%       .30%
9/16/98 - 12/31/98    .25%       .225%      .20%       .175%      .15%
M = Million, B = Billion

Due to the inception of Institutional Class on 9/16/98, the fees paid to the Advisor changed as reflected above. Under the terms of the agreement, $103,986 was payable at year end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Due to the inception of Institutional Class on 9/16/98, an Administrative Service Fee was initiated on 9/16/98. Class O, Class B, and Class C pay an annual rate of .25% and Institutional Class pays an annual rate of .05%, based on their average daily net assets. Under the terms of the agreement, $54,190 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.0% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $300 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $221,015 for the year ended December 31, 1998. Under terms of the agreement, $19,345 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at December 31, 1998 was substantially the same for federal income tax and financial reporting purposes. The table below presents the net capital loss carryforwards as of December 31, 1998 with expiration dates:

         Capital Loss Carryforwards         Expiration Dates
                   $225,116                       12/31/99
                     25,746                       12/31/00
                      9,320                       12/31/01
                     24,001                       12/31/06

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with Ameritas Mutual Insurance Holding Company to form Ameritas Acacia Mutual Holding Company.

Financial Highlights

                                               Years Ended
                            December 31,      December 31,     December 31,
Class O Shares                      1998              1997             1996
Net asset value, beginning         $1.00             $1.00            $1.00
Income from investment operations
   Net investment income            .048              .049             .047
Distributions from
   Net investment income          (.048)            (.049)           (.047)
Net asset value, ending            $1.00             $1.00            $1.00

Total return                       4.93%             5.00%            4.79%
Ratios to average net assets:
   Net investment income           4.82%             4.88%            4.69%
   Total expenses +                 .81%              .82%             .86%
   Net expenses                     .79%              .80%             .85%
Net assets, ending
   (in thousands)               $246,019          $232,025         $239,420
Number of shares outstanding,
   ending (in thousands)         246,535           232,514          239,910


                                      Years Ended
                            December 31,      December 31,
Class O Shares                      1995              1994
Net asset value, beginning         $1.00             $1.00
Income from investment operations
   Net investment income            .051              .036
Distributions from
   Net investment income          (.051)            (.036)
Net asset value, ending            $1.00             $1.00

Total return                       5.22%             3.66%
Ratios to average net assets:
   Net investment income           5.04%             3.56%
   Total expenses +                 .89%                --
   Net expenses                     .88%              .81%
Net assets, ending
   (in thousands)               $241,150          $230,183
Number of shares outstanding,
   ending (in thousands)         241,685           230,618

Financial Highlights

                                    Periods Ended
                          Class B Shares    Class C Shares
                            December 31,      December 31,
Classes B&C Shares                 1998^            1998^^
Net asset value, beginning         $1.00             $1.00
Income from investment operations
   Net investment income            .027              .020
Distributions from
   Net investment income          (.027)            (.020)
Net asset value, ending            $1.00             $1.00

Total return                       2.72%             2.06%
Ratios to average net assets:
   Net investment income        3.28%(a)          3.35%(a)
   Total expenses +             2.02%(a)          2.02%(a)
   Net expenses                 2.00%(a)          2.00%(a)
   Expenses reimbursed         34.91%(a)          6.44%(a)
Net assets, ending (in thousands)    $74              $339
Number of shares outstanding,
   ending (in thousands)              74               339


                            Period Ended
                          Class I Shares
                            December 31,
Class I Shares                   1998^^^
Net asset value, beginning         $1.00
Income from investment operations
   Net investment income            .015
Distributions from
   Net investment income          (.015)
Net asset value, ending            $1.00

Total return                       1.49%
Ratios to average net assets:
   Net investment income        4.95%(a)
   Total expenses +              .34%(a)
   Net expenses                  .32%(a)
   Expenses reimbursed           .09%(a)
Net assets, ending
   (in thousands)                $20,128
Number of shares outstanding,
   ending (in thousands)          20,128

(a) Annualized
^ From April 1, 1998 inception
^^ From June 1, 1998 inception
^^^ From September 6, 1998 inception
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.

CALVERT GROUP AND THE YEAR 2000
PLANS AND PROGRESS

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan.
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     o Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting
     o transfer agency systems--shareholder record-keeping and transaction processing
     o   subadvisor systems--investment accounting
     o   other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

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

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund

     printed on recycled paper
     using soy-based inks